UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest reported):   September 4th, 2002


                            Banyan Corporation
                            ------------------
          (Exact name of registrant as specified in its chapter)


         OREGON                    000-26065                 84-1346327
         ------                    ---------                 ----------
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)


        Suite 500, 1925 Century Park East, Los Angeles, California 90067
        ----------------------------------------------------------------
               (address of principal executive offices)(Zip Code)

Registrant=s telephone number, including area code:   (800) 808-0899

ITEM   1.   Changes in Control of Registrant

Not Applicable

ITEM   2.   Acquisition or Disposition of Assets

Not Applicable

ITEM   3.   Bankruptcy or Receivership

Not Applicable

ITEM   4.   Changes in Registrant=s Certifying Accountant

Not Applicable

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ITEM   5.   Other Events and Regulation FD Disclosure

On September 4th, 2002 the Registrant publicly disseminated a press release announcing record revenues, on a consolidated basis, for the month of August. Revenues in the amount of $246,570.00 were generated by the Registrant's wholly owned subsidiaries, Chiropractic USA, Inc., and Doublecase Corporation and represents an increase of more than 1250% over the same month in 2001.

Primarily, the revenues were generated from the Chiropractic USA, Inc. Chiropractic operations in Louisiana, which will serve as a flagship model for the Chiropractic franchising program being rolled out by Chiropractic USA, Inc. The Registrant also confirmed its negotiations regarding the Chiropractic franchise rollout for the fall of 2002.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM   6.   Resignations of Registrant=s Directors

Not Applicable

ITEM   7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired

      Not Applicable

(b)   Pro forma financial information

      Not Applicable

(c)   Exhibits

      The following Exhibits are filed as a part of this disclosure statement:

      99.1    The Registrant's Press Release dated September 4th, 2002.



ITEM   8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM   9.   REGULATION FD DISCLOSURE.

Not Applicable

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANYAN CORPORATION
                                         ------------------
                                         (Registrant)


Date:   September 10th, 2002          /s/ Michael J. Gelmon
                                      ____________________________________
                                      Michael J. Gelmon
                                      Chief Executive Officer and Director



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EXHIBIT INDEX


Exhibit                                                             Sequential
Number                  Description                                 Page Number
------                  -----------                                 -----------


99.1          The Registrant's Press Release dated August 5th, 2002



                                     Exhibit 99.1


See attached


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                                     B A N Y A N
                                C O R P O R A T I O N


-------------------------------------------------------
               FOR IMMEDIATE RELEASE
-------------------------------------------------------
Please Contact:   Banyan Corporation Investor Relations
                  (800) 808-0899, Michael Gelmon
                  e-mail: mgelmon@banyancorp.com
                           www.Banyancorp.com

                                                                   PRESS RELEASE

                                   BANYAN ANNOUNCES
                               RECORD AUGUST REVENUES

Los Angeles, California September 4th, 2002 - Banyan Corporation (OTC BB:
"BANY") is pleased to announce that its wholly owned subsidiaries, Chiropractic USA, Inc. and Doublecase Corporation, have generated record sales for Banyan in the month of August, 2002, totalling $246,570 on a consolidated basis. This represents an increase of more than 1250% over the same month last year and is primarily due to the acquired operations of a chain of Chiropractic Clinics in the Lake Charles, Louisiana area by Chiropractic USA.

Banyan CEO, Michael Gelmon stated: "We are delighted that the transition of operations of the Louisiana chain to Chiropractic USA at the end of July went so smoothly and that they are performing exceptionally well. It is a testament to the tremendous team we have in place."

Banyan President, Cory Gelmon concluded: "With the Louisiana transaction completed, we can now proceed with our National Chiropractic Franchise Program. The Louisiana Clinics are outstanding operationally and will be an excellent flagship and model for our franchisees. We are currently in negotiations with a number of potential Area Developers for the award of Chiropractic USA territorial franchise rights. We anticipate finalizing these agreements this fall."

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising chiropractic clinics under its marks and uniform operating systems and practices. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.
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